Balter Long/Short Equity Fund

a series of Northern Lights Fund Trust II

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Supplement to the Statement of Additional Information (“SAI”) dated July 24, 2015

Institutional Class Shares of the Balter Long/Short Equity Fund (the “Fund”) are currently available for sale.  Investor Class Shares of the Fund are currently not available. Investors should disregard all references to Investor Class shares in the SAI.

*    *    *    *    *    *

This supplement and the SAI dated July 24, 2015 provide the information prospective investors should know about the Fund and should be retained for future reference.  A Prospectus dated July 24, 2015 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Supplement dated September 18, 2015